UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2010

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 15, 2010, NGP Capital Resources Company posted a new presentation titled "Investor Presentation 1st Quarter 2010" on its website, www.ngpcrc.com, under the section titled “Investor Relations.”  For the benefit of all investors, the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

c.	Exhibits

99.1   NGP Capital Resources Company 1st Quarter 2010 Investor slide presentation.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ John H. Homier
John H. Homier
Chief Executive Officer

Date: June 15, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	NGP Capital Resources Company 1st Quarter 2010 Investor slide presentation.